Exhibit 10.23

SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Agreement”) dated as of May 6, 2020 is entered into by and among PROGENITY, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and ATHYRIUM OPPORTUNITIES III CO-INVEST 1 LP, as Collateral Agent (the “Collateral Agent”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Collateral Agent have entered into that certain Credit and Security Agreement dated as of October 27, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement as set forth herein, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments to the Credit Agreement.

(a)    Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions thereto in appropriate alphabetical order to read as follows:

“May 2020 Convertible Note” means that certain Unsecured Convertible Promissory Note, dated on or about May 8, 2020, issued by the Borrower to Athyrium Opportunities 2020 LP (or any other Affiliate of the Lenders that is acceptable to the Lenders) pursuant to the May 2020 Convertible Note Purchase Agreement.

“May 2020 Convertible Note Purchase Agreement” means that certain Note Purchase Agreement, dated on or about May 8, 2020, by and between the Borrower and Athyrium Opportunities 2020 LP (or any other Affiliate of the Lenders that is acceptable to the Lenders).

“May 2020 Convertible Note Purchase Documents” means the May 2020 Convertible Note Purchase Agreement and the May 2020 Convertible Note.

(b)    Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence at the end of the definition of “Restricted Junior Payment” appearing therein:

For the avoidance of doubt, the payment by the Borrower of any amount in respect of the Indebtedness created or incurred by the Borrower pursuant to the May 2020 Convertible Note Purchase Documents in accordance with the terms thereof shall not constitute a Restricted Junior Payment.

(c)    Section 8.1 of the Credit Agreement is hereby amended by (i) deleting “; and” appearing at the end of clause (n) thereof and replacing it with “;”, (ii) deleting “.” at the end of clause (o) thereof and replacing it with “; and”, and (iii) adding a new clause (p) thereof to read as follows:

(p)    Indebtedness of the Borrower created or incurred pursuant to the May 2020 Convertible Note Purchase Documents; provided, that, a Lender or an Affiliate of a Lender continues to be the sole holder of the May 2020 Convertible Note.

(d)    Section 8.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

8.10    Minimum Cash Covenant. The Credit Parties shall not permit unrestricted cash and cash equivalents of the Credit Parties held in one or more Controlled Accounts at any time (a) during the period commencing on the Closing Date and continuing through March 30, 2020 to be less than $5,000,000, (b) during the period commencing on March 31, 2020 and continuing through April 14, 2020 to be less than zero, (c) during the period commencing on April 15, 2020 and continuing through May 5, 2020 to be less than $5,000,000, (d) during the period commencing on May 6, 2020 and continuing through July 31, 2020 to be less than zero, and (e) thereafter to be less than $5,000,000.

2.    Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a)    receipt by the Collateral Agent of counterparts of this Agreement duly executed by the Credit Parties, the Lenders and the Collateral Agent; and

(b)    to the extent requested by the Collateral Agent or the Lenders, receipt by the Collateral Agent and the Lenders of reimbursement for all reasonable and documented out of pocket expenses incurred by the Collateral Agent, any Lender, or any of their respective Affiliates, in each case, in connection with the preparation, execution and delivery of this Agreement, the May 2020 Convertible Note Purchase Documents, and any certificates or other documents prepared in connection herewith or therewith, including the reasonable and documented fees, charges and disbursements of Moore & Van Allen PLLC (it being understood and agreed that the Credit Parties may pay such amounts by wire transfer directly to Moore & Van Allen PLLC).

3.    Miscellaneous.

(a)    The Credit Agreement and the obligations of the Credit Parties thereunder and under the other Investment Documents, subject to the amendments and agreements set forth in this Agreement, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)    The Credit Parties hereby represent and warrant as follows:

(i)    Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)    This Agreement has been duly executed and delivered by such Credit Party and constitutes such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)    No consent, approval, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by any Credit Party of this Agreement.

(c)    Each of the Credit Parties hereby affirms the Liens created and granted in the Loan Documents in favor of the Collateral Agent, for the benefit of the Collateral Agent, each Lender and each other holder of the Obligations, and agrees that this Agreement does not adversely affect or impair such liens and security interests in any manner.

(d)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or electronic mail shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER: PROGENITY, INC.

By:	/s/ Eric d’Esparbes
Name:	Eric d’Esparbes
Title:	Chief Financial Officer

GUARANTORS: AVERO LABORATORY HOLDINGS LLC

By:	/s/ Eric d’Esparbes
Name:	Eric d’Esparbes
Title:	Chief Financial Officer

MOLECULAR DIAGNOSTIC HEALTH SCIENCES, LLC

By:	/s/ Eric d’Esparbes
Name:	Eric d’Esparbes
Title:	Chief Financial Officer

PROGENITY HOLDING COMPANY, INC.

By:	/s/ Eric d’Esparbes
Name:	Eric d’Esparbes
Title:	Chief Financial Officer

SPX3, INC.

By:	/s/ Eric d’Esparbes
Name:	Eric d’Esparbes
Title:	Chief Financial Officer

COLLATERAL AGENT: ATHYRIUM OPPORTUNITIES III CO-INVEST 1 LP, as a Lender

By: ATHYRIUM OPPORTUNITIES ASSOCIATES CO-INVEST LLC, its General Partner

By:	/s/ Andrew C. Hyman
Name:	Andrew C. Hyman
Title:	Authorized Signatory

LENDERS: ATHYRIUM OPPORTUNITIES III CO-INVEST 1 LP, as a Lender

By: ATHYRIUM OPPORTUNITIES ASSOCIATES CO-INVEST LLC, its General Partner

By:	/s/ Andrew C. Hyman
Name:	Andrew C. Hyman
Title:	Authorized Signatory